Commitments and Contingencies	12 Months Ended
Dec. 31, 2023
Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES

8. COMMITMENTS AND CONTINGENCIES

Legal Matters

The Company is not a party to any material legal proceedings or pending claims. The Company is aware of a material threatened claim that it believes is without merit. From time to time, the Company may be subject to various legal proceedings and claims that arise in the ordinary course of its business activities, none of which we believe are material or would be expected to have, individually or in the aggregate, a material adverse effect on our business, financial condition, cash flows or results of operations.